The ticker symbol chart located on the front cover page is restated in its entirety as follows:

CLASS	TICKER SYMBOL
Class A	MNDAX
Class B	MNDBX
Class C	MNDCX
Class I	MNDIX
Class 529A	EANDX
Class 529B	EBNDX
Class 529C	ECNDX
Class R1	MNDGX
Class R2	MNDRX
Class R3	MNDHX
Class R4	MNDJX
Class R5 (formerly Class W)	MNDKX

The sub-sections entitled “Fees and Expenses” and “Example” beneath the main heading "Summary of Key Information" are restated in their entirety as follows:

Fees and Expenses
This table describes the fees and expenses that you may pay when you buy and hold shares of the fund. Expenses have been adjusted to reflect current fee arrangements. The annual fund operating expenses for Class R5 shares are based on estimated "Other Expenses" for the current fiscal year expressed as a percentage of the fund's estimated average net assets during the period.

You may qualify for sales charge reductions if you and certain members of your family invest, or agree to invest in the future, at least $50,000 in MFS Funds. More information about these and other waivers and reductions is available from your financial intermediary and in “Sales Charges and Waivers or Reductions” on page 8 of the fund’s prospectus and “Waivers of Sales Charges” on page I-15 of the fund’s statement of additional information Part I.

Shareholder Fees (fees paid directly from your investment):

Share Class	A	529A	B AND 529B	C AND 529C	I	ALL R
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.75%	5.75%	None	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, whichever is less)	1.00%#	None	4.00%	1.00%	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):

Share Class	A	B	C	I	529A	529B	529C	R1	R2	R3	R4	R5
Management Fee	0.90%	0.90%	0.90%	0.90%	0.90%	0.90%	0.90%	0.90%	0.90%	0.90%	0.90%	0.90%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	1.00%	None	0.25%	1.00%	1.00%	1.00%	0.50%	0.25%	None	None
Other Expenses	0.21%	0.21%	0.21%	0.21%	0.31%	0.31%	0.31%	0.21%	0.21%	0.21%	0.21%	0.13%
Total Annual Fund Operating Expenses	1.36%	2.11%	2.11%	1.11%	1.46%	2.21%	2.21%	2.11%	1.61%	1.36%	1.11%	1.03%
Fee Reductions and/or Expense Reimbursements1	(0.02)%	(0.02)%	(0.02)%	(0.02)%	(0.07)%	(0.07)%	(0.07)%	(0.02)%	(0.02)%	(0.02)%	(0.02)%	(0.02)%
Total Annual Fund Operating Expenses After Fee Reductions and/or Expense Reimbursements	1.34%	2.09%	2.09%	1.09%	1.39%	2.14%	2.14%	2.09%	1.59%	1.34%	1.09%	1.01%

#	On shares purchased without an initial sales charge and redeemed within 24 months of purchase.
1
Massachusetts Financial Services Company has agreed in writing to reduce its management fee to 0.80% of the fund's average daily net assets annually over $1 billion and up to $2.5 billion, and 0.75% of the fund's average daily net assets annually over $2.5 billion. This written agreement will remain in effect until modified by the fund’s Board of Trustees, but such agreement will continue until at least December 31, 2013. The fund's distributor, MFS Fund Distributors, Inc., has agreed in writing to waive the program management fee for each of the fund's Class 529A, Class 529B, and Class 529C shares to 0.05% of the fund's average daily net assets attributable to each share class annually. This written agreement will expire on December 31, 2013, unless MFS Fund Distributors, Inc. elects to extend the waiver.

MFS New Discovery Fund

Example
This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.

The example assumes that: you invest $10,000 in the fund for the time periods indicated and you redeem your shares at the end of the time periods (unless otherwise indicated); your investment has a 5% return each year; and the fund’s operating expenses remain the same.

Although your actual costs will likely be higher or lower, under these assumptions your costs would be:

	1 YEAR	3 YEARS	5 YEARS	10 YEARS
Class A Shares	$704	$978	$1,274	$2,113
Class B Shares assuming
redemption at end of period	$612	$958	$1,331	$2,248
no redemption at end of period	$212	$658	$1,131	$2,248
Class C Shares assuming
redemption at end of period	$312	$658	$1,131	$2,439
no redemption at end of period	$212	$658	$1,131	$2,439
Class I Shares	$111	$350	$608	$1,349
Class 529A Shares	$708	$1,000	$1,316	$2,212
Class 529B Shares assuming
redemption at end of period	$617	$980	$1,374	$2,346
no redemption at end of period	$217	$680	$1,174	$2,346
Class 529C Shares assuming
redemption at end of period	$317	$680	$1,174	$2,535
no redemption at end of period	$217	$680	$1,174	$2,535
Class R1 Shares	$212	$658	$1,131	$2,439
Class R2 Shares	$162	$505	$873	$1,908
Class R3 Shares	$136	$428	$742	$1,632
Class R4 Shares	$111	$350	$608	$1,349
Class R5 Shares	$103	$325	$565	$1,257

The sub-section entitled "Performance Information" beneath the main heading "Summary of Key Information" is restated in its entirety as follows:

Performance Information
The bar chart and performance table below are intended to provide some indication of the risks of investing in the fund by showing changes in the fund’s performance over time and how the fund’s performance over time compares with that of a broad measure of market performance.

The fund’s past performance (before and after taxes) does not necessarily indicate how the fund will perform in the future. Updated performance is available online at mfs.com or by calling 1-800-225-2606.

Class A Bar Chart.  The bar chart does not take into account any sales charges (loads) that you may be required to pay upon purchase or redemption of the fund’s shares. If these sales charges were included, they would reduce the returns shown.

The total return for the three-month period ended March 31, 2012 was 15.98%. During the period(s) shown in the bar chart, the highest quarterly return was 30.83% (for the calendar quarter ended June 30, 2009) and the lowest quarterly return was (27.64)% (for the calendar quarter ended December 31, 2008).

Performance Table.

Average Annual Total Returns

(for the Periods Ended December 31, 2011)

Share Class	1 YEAR	5 YEARS	10 YEARS
Returns Before Taxes
B Shares	(13.92)%	2.87%	2.61%
C Shares	(11.83)%	3.15%	2.44%
I Shares	(10.22)%	4.19%	3.48%
529A Shares	(15.66)%	2.53%	2.34%
529B Shares	(14.01)%	2.73%	2.42%
529C Shares	(11.86)%	3.01%	2.25%
R1 Shares	(11.10)%	3.14%	2.35%
R2 Shares	(10.66)%	3.65%	2.83%
R3 Shares	(10.42)%	3.91%	3.13%
R4 Shares	(10.21)%	4.17%	3.41%
R5 Shares	(10.22)%	4.19%	3.48%
A Shares	(15.57)%	2.67%	2.54%
Returns After Taxes on Distributions A Shares	(20.65)%	0.99%	1.70%
Returns After Taxes on Distributions and Sale of Fund Shares A Shares	(9.56)%	1.50%	1.79%
Index Comparison (Reflects no deduction for fees, expenses or taxes)
Russell 2000 Growth Index	(2.91)%	2.09%	4.48%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your own tax situation, and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The after-tax returns are shown for only one of the fund’s classes of shares, and after-tax returns for the fund’s other classes of shares will vary from the returns shown.

The sub-section entitled "Purchase and Sale of Fund Shares" beneath the main heading "Summary of Key Information" is restated in its entirety as follows:

MFS New Discovery Fund

Purchase and Sale of Fund Shares
You may purchase and redeem shares of the fund each day the New York Stock Exchange is open for trading. You may purchase or redeem shares either by having your financial intermediary process your purchase or redemption, or through MFS Service Center, Inc. (MFSC) by overnight mail (MFSC, c/o Boston Financial Data Services, 30 Dan Road, Canton, MA  02021-2809), by mail ([Fund Name], P.O. Box 55824, Boston, MA 02205-5824), by telephone (1-800-225-2606), or via the Internet at mfs.com (MFS Access).

The fund’s initial and subsequent investment minimums generally are as follows:

Class	Initial Minimum	Subsequent Minimum
Class A, Class B, Class C	None – automatic investment plans and certain asset-based fee programs $25 – employer-sponsored retirement plans $250 – Traditional and Roth IRAs $1,000 – other accounts	$50 – by check and non-systematic written exchange request, and via MFSC telephone representatives None – other purchases
Class I, Class R1, Class R2, Class R3, Class R4, Class R5	None	None
Class 529A, Class 529B, Class 529C	None – automatic investment plans $250 – other accounts	None

The fourth paragraph in the sub-section entitled “Investment Adviser" beneath the main heading "Management of the Fund" is replaced in its entirety by the following:

MFS has agreed in writing to reduce its management fee to 0.80% of the fund's average daily net assets annually over $1 billion and up to $2.5 billion, and 0.75% of the fund's average daily net assets annually over $2.5 billion. This written agreement will remain in effect until modified by the fund's Board of Trustees, but such agreement will continue until at least December 31, 2013. In addition, MFS has agreed in writing to bear the fund's expenses, excluding interest, taxes, extraordinary expenses, brokerage and transaction costs and investment-related expenses (such as interest and borrowing expenses incurred in connection with the fund's investment activity), such that "Total Annual Fund Operating Expenses" do not exceed 1.41% of the fund's average daily net assets annually for each of Class A and Class R3 shares, 2.16% of the fund's average daily net assets annually for each of Class B, Class C, and Class R1 shares, 1.16% of the fund's average daily net assets annually for each of Class I and R4 shares, 1.46% of the fund's average daily net assets annually for Class 529A shares, 2.21% of the fund's average daily net assets annually for each of Class 529B and Class 529C shares, 1.66% of the fund's average daily net assets annually for Class R2 shares, and  1.10% of the fund's average daily net assets annually for Class R5 shares. This written agreement will continue until modified by the fund's Board of Trustees, but such agreement will continue until at least December 31, 2012.

The sub-section entitled “Shareholder Servicing Agent" beneath the main heading "Management of the Fund" is restated in its entirety as follows:

Shareholder Servicing Agent
MFS Service Center, Inc. ("MFSC"), a wholly owned subsidiary of MFS, provides dividend and distribution disbursing and transfer agent and recordkeeping functions in connection with the issuance, transfer, and redemption of each class of shares of the fund under a Shareholder Servicing Agent Agreement. MFSC receives a fee based on the costs it incurs in providing these services and a target profit margin. In addition, MFSC is reimbursed for payments made to service providers that provide certain sub-accounting and other shareholder services (shareholder servicing payments) and out-of-pocket expenses. No shareholder servicing payments are made for Class R5 shares.

The second paragraph of the sub-section entitled “Program Manager(s)” beneath the main heading "Management of the Fund" is restated as follows:

Under the Agreement, the fund pays MFD an annual fee of up to 0.10% of the average daily net assets attributable to each 529 share class. MFD pays all or a portion of this fee to third parties. The fund's distributor, MFD, has agreed in writing to waive the program management fee for each of the fund's Class 529A, Class 529B, and Class 529C shares to 0.05% of the fund's average daily net assets attributable to each share class annually. This written agreement will expire on December 31, 2013, unless MFD elects to extend the waiver.

The sub-section directly beneath the main heading "Description of Share Classes" up to the sub-section "Sales Charges and Waivers or Reductions" is restated as follows:

The fund offers Class A, Class B, Class C, Class I, Class 529A, Class 529B, Class 529C, Class R1, Class R2, Class R3, Class R4, and Class R5 shares through this prospectus. All classes of the fund have the same investment objective and investments, but each class has its own sales charge and expense structure. Your financial intermediary may also charge you additional fees, commissions, or other charges. You should consult with your financial intermediary to help you determine which class is most appropriate for you.

Class I shares generally are available only to the following eligible investors:

•	certain retirement plans established for the benefit of employees and former employees of MFS or its affiliates;

•	funds distributed by MFD that invest primarily in shares of MFS funds;

•	defined benefit retirement plans, endowments or foundations;

•	bank trust departments or law firms acting as trustee or manager for trust accounts; and

•	investors who purchase shares through asset-based fee programs available through financial intermediaries.

In addition, MFD may accept, in its sole discretion, investments in Class I shares from purchasers not listed above.

Class 529A, Class 529B and Class 529C shares are generally only available to qualified tuition programs established in accordance with Section 529 of the Code (tuition programs).

Class R1, Class R2, Class R3, Class R4, and Class R5 shares generally are available only to eligible retirement plans (401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans, defined benefit plans and non-qualified deferred compensation plans any of whose accounts are maintained by the fund at an omnibus level (“Employer Retirement Plans”)), except Class R5 shares are also available to funds distributed by MFD. Class R1, Class R2, Class R3, Class R4, and Class R5 shares are not generally available to retail non-retirement accounts, traditional and Roth IRAs, Coverdell Educational Savings Accounts, SEPs, SAR-SEPs, SIMPLE IRAs, salary reduction only 403(b) plans, and 529 tuition plans, except Class R5 shares are available to funds distributed by MFD.

MFS New Discovery Fund

Shareholders may be able to convert between Class A shares and Class I shares of the fund if they satisfy eligibility requirements for the other class, if any. Class I shareholders may be able to convert their Class I shares to Class R5 shares of the fund if they satisfy eligibility requirements of Class R5 shares.

Class C shareholders may be able to convert their Class C shares not subject to a CDSC to Class I shares of the fund if they satisfy eligibility requirements.

If a shareholder converts from one share class to another share class of the fund, the transaction will be based on the respective net asset value of each class as of the trade date for the conversion. Consequently, the converting shareholder may receive fewer shares or more shares than originally owned, depending on that day’s net asset values. The total value of the initially held shares, however, will equal the total value of the converted shares. A conversion between share classes in the same fund is a nontaxable event.

The paragraph entitled "Class R1, Class R2, Class R3 and Class R4 Shares" in the sub-section "Sales Charges and Waivers or Reductions" beneath the main heading "Description of Share Classes" is restated as follows:

Class R1, Class R2, Class R3, Class R4 and Class R5 Shares.  Eligible Investors may purchase Class R1, Class R2, Class R3, Class R4, and Class R5 shares at net asset value without an initial sales charge or a CDSC upon redemption.

The bulleted paragraph entitled "Automatic Exchange Plan" beneath the paragraph entitled "Sales Charge Waivers or Reductions" in the sub-section "Sales Charges and Waivers or Reductions" beneath the main heading "Description of Share Classes" is restated as follows:

•
Automatic Exchange Plan (not available for Class R1, Class R2, Class R3, Class R4, and Class R5 shares).  If you have an account balance of at least $2,000 in the fund, you may participate in the automatic exchange plan, a dollar-cost averaging program. This plan permits you to make automatic periodic exchanges from your account in the fund for shares of the same class of other MFS funds. Exchanges will generally be made at net asset value without any sales charges. If you exchange shares out of the MFS Money Market Fund or MFS Government Money Market Fund, or if you exchange Class A or Class 529A shares out of the MFS Cash Reserve Fund into Class A or Class 529A shares of any other MFS fund, you will pay an initial sales charge if you have not already paid this charge on these shares.

The last sentence in the sub-section "Distribution and Service Fees" beneath the main heading "Description of Share Classes" is restated as follows:

The fund has not adopted a Rule 12b-1 plan with respect to its Class I, Class R4, or Class R5 shares.

The paragraph discussing Class R shares in the sub-section "How to Purchase Shares" beneath the main heading "How to Purchase, Redeem, and Exchange Shares" is restated as follows:

Class R1, Class R2, Class R3, Class R4, and Class R5 Shares.  You can establish an account through your financial intermediary or by contacting MFSC directly.

The paragraph discussing Class R and Class 529 shares in the sub-section "Distribution Options" beneath the main heading "Other Information" is restated as follows:

Dividends and capital gain distributions for Class 529A, Class 529B, Class 529C, Class R1, Class R2, Class R3, Class R4, and Class R5 shares will automatically be reinvested in additional shares of the fund.

The sub-section "Additional Information on Fees and Expenses and Performance" beneath the main heading "Other Information" is restated in its entirety as follows:

Additional Information on Fees and Expenses and Performance
Fees and Expenses

With respect to Class A, Class B, Class C, Class I, Class 529A, Class 529B, Class 529C, Class R1, Class R2, Class R3, and Class R4 shares, the annual fund operating expenses shown in “Fees and Expenses” are based on annualized expenses reported during the fund's most recently completed fiscal year expressed as a percentage of the fund's average net assets during the period. Expenses have been adjusted to reflect current fee arrangements. With respect to Class R5 shares, the annual fund operating expenses shown in “Fees and Expenses” are based on estimated "Other Expenses" for the current fiscal year expressed as a percentage of the fund's estimated average net assets during the period. The fund's annual operating expenses have not been adjusted to reflect the fund's current asset size. In general, a fund's annual operating expenses, expressed as a percentage of the fund's assets, increase as the fund's assets decrease. The fund's annual operating expenses will likely vary from year to year.

Performance Information

All performance information shown in the “Class A Bar Chart” and the “Performance Table” reflects any applicable fee and expense waivers in effect during the periods shown; without these, the performance would have been lower.

From time to time, the fund may receive proceeds from litigation settlements, without which performance would be lower.

The fund commenced investment operations on January 2, 1997, with the offering of Class A shares and Class I shares, and subsequently offered Class B and Class C shares on November 3, 1997; Class 529A, Class 529B, and Class 529C shares on July 31, 2002; Class R2 shares on October 31, 2003; and Class R1, Class R3, and Class R4 shares on April 1, 2005. Class R5 shares are expected to be offered on or about June 1, 2012.

Performance for each of  Class 529A, Class 529B, Class 529C, Class R1, Class R2, Class R3, Class R4, and Class R5 shares includes the performance of the fund's Class I shares, adjusted to take into account differences in sales loads and class specific operating expenses (such as Rule 12b-1 fees), if any, for periods prior to their offering.

MFS New Discovery Fund

The introductory paragraph beneath the main heading "Financial Highlights" is replaced in its entirety by the following:

Financial Highlights

The financial highlights are intended to help you understand a fund’s financial performance for the past five years (or, if shorter, the period of the fund’s operation). Certain information reflects financial results for a single fund share. The total returns in the financial highlights represent the rate by which an investor would have earned (or lost) on an investment in a fund (assuming reinvestment of all distributions) held for the entire period. This information has been audited by the fund’s independent registered public accounting firm, whose report, together with the fund’s financial statements, are included in the fund’s Annual Report to shareholders. The fund’s Annual Report is available upon request by contacting MFSC (please see back cover for address and telephone number). The financial statements contained in the Annual Report are incorporated by reference into the SAI. The fund’s independent registered public accounting firm is Ernst & Young LLP.

A Financial Highlights table for Class R5 shares is not included because Class R5 shares had not commenced investment operations as of the fund’s most recent fiscal year end.

All other references to Class W shares in this prospectus are hereby deleted in their entirety.